UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2015

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On November 20, 2015, MB Financial, Inc., a Maryland corporation (“MB Financial”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with American Chartered Bancorp, Inc., an Illinois corporation (“American Chartered”).  The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, American Chartered will merge with and into MB Financial (the “Merger”), with MB Financial as the surviving corporation.  Immediately following the Merger, American Chartered’s wholly owned subsidiary bank, American Chartered Bank, will merge with and into MB Financial’s wholly owned subsidiary bank, MB Financial Bank, N.A. (“MB Financial Bank”), with MB Financial Bank as the surviving bank.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of the common stock, no par value, of American Chartered (“American Chartered Common Stock”), (ii) each share of American Chartered’s 8% Cumulative Voting Convertible Preferred Stock, Series D (“American Chartered Series D Preferred Stock”) that is issued and outstanding immediately prior to the Effective Time whose holder has elected pursuant to American Chartered’s charter to receive the same consideration in the Merger as holders of American Chartered Common Stock, based on the number of shares of American Chartered Common Stock into which such share of American Chartered Series D Preferred Stock would otherwise then be convertible, and (iii) each share of American Chartered Non-Voting Perpetual Preferred Stock, Series F (“American Chartered Series F Preferred Stock” and together with the American Chartered Series D Preferred Stock, the “American Chartered Preferred Stock”) that is issued and outstanding immediately prior to the Effective Time, whose holder has elected pursuant to American Chartered’s charter to receive the same consideration in the Merger as holders of American Chartered Common Stock, will be converted into the right to receive, subject to the election and proration procedures set forth in the Merger Agreement: (1) cash in the amount of $9.30 (the “Cash Consideration”), (2) 0.2732 shares of the common stock, par value $0.01 per share, of MB Financial (“MB Financial Common Stock”), with cash paid in lieu of fractional share interests (the “Stock Consideration”), or (3) a combination of the Cash Consideration and the Stock Consideration.  The aggregate cash amount that will be paid for such shares of American Chartered stock and for the value of the “net option shares” (relating to vested American Chartered stock options, as described below) is $100.0 million, with the remaining consideration being in shares of MB Financial Common Stock.

The Merger Agreement provides that any share of American Chartered Preferred Stock that has not been converted into American Chartered Common Stock prior to the Effective Time, or that will not be converted into the right to receive the same consideration in the Merger as the holders of American Chartered Common Stock as described above, will be converted into the right to receive one share of a newly designated series of preferred stock of MB Financial with terms that are not materially less favorable to the holder than the applicable series of American Chartered Preferred Stock.  Concurrent with the execution of the Merger Agreement, each holder of American Chartered Series F Preferred Stock irrevocably elected and agreed to receive the same consideration in the Merger as the holders of American Chartered Common Stock as described above and waived any rights that such holder might otherwise have had to receive shares of preferred stock of MB Financial in the Merger.

The holder of each vested American Chartered stock option that is outstanding immediately prior to the Effective Time will have the right to elect to receive, for the value of each “net option share” (determined by dividing (A) (i) the excess, if any, of $9.30 over the per share exercise price of the option, multiplied by (ii) the number of shares subject to the option, by (B) $9.30), the Cash Consideration, the Stock Consideration or a combination of both, subject to the proration provisions of the Merger Agreement.  Each unvested American Chartered stock option that is outstanding immediately prior to the Effective Time will be assumed by MB Financial and converted into the right to receive an option to purchase shares of MB Financial Common Stock, with adjustments to the number of shares underlying the option (determined by multiplying the pre-Merger number of option shares by the 0.2732 exchange ratio used for the Stock Consideration, and rounding down to the nearest whole number of shares of MB Financial Common Stock) and the per share exercise price of the option (determined by dividing the pre-Merger exercise price by 0.2732, and rounding up to the nearest whole cent).  Each unvested American Chartered restricted stock award that is outstanding immediately prior to the Effective Time will be assumed by MB Financial and converted into an MB Financial restricted stock award, with an adjustment to the number of shares subject to the award (determined by multiplying the pre-Merger number of shares subject to the award by 0.2732, and rounding up to the nearest whole share of MB Financial Common Stock).

The Merger Agreement provides that American Chartered Chairman Robert L. Riter will become a director of MB Financial upon completion of the Merger.

The Merger Agreement contains customary representations and warranties from both MB Financial and American Chartered, and each party has agreed to customary covenants, including, in the case of American Chartered, (i) its obligation to call a meeting of its shareholders to approve the Merger Agreement and, subject to certain exceptions, to recommend that its shareholders approve the Merger Agreement, and (ii) its non-solicitation obligations relating to alternative acquisition proposals.

The completion of the Merger is subject to customary conditions, including approval of the Merger Agreement by American Chartered’s shareholders and the receipt of required regulatory approvals.  The Merger is expected to be completed around June 30, 2016.

The Merger Agreement provides certain termination rights for both MB Financial and American Chartered and further provides that a termination fee of $16,000,000 will be payable by American Chartered upon termination of the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact.  In addition, such representations and warranties (1) will not survive the consummation of the Merger and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the public disclosures.  Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding MB Financial or American Chartered, their respective affiliates or their respective businesses.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding MB Financial, American Chartered, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement/prospectus that will be sent to American Chartered shareholders.

The director shareholders and certain other shareholders of American Chartered have executed voting agreements pursuant to which they have agreed to vote their American Chartered shares in favor of the Merger Agreement.

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities

Litigation Reform Act of 1995.  You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made.  These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.  Statements about the expected timing, completion and effects of the proposed merger and all other statements in this report other than historical facts constitute forward-looking statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from the MB Financial-American Chartered merger might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the requisite regulatory approvals and approval of American Chartered’s shareholders for the MB Financial-American Chartered merger might not be obtained, or may take longer to obtain than expected; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from originated loans and loans acquired from other financial institutions; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior, net interest margin and the value of MB Financial’s mortgage servicing rights; (6) the possibility that MB Financial’s mortgage banking business may increase volatility in its revenues and earnings and the possibility that the profitability of MB Financial’s mortgage banking business could be significantly reduced if MB Financial is unable to originate and sell mortgage loans at profitable margins or if changes in interest rates negatively impact the value of MB Financial’s mortgage servicing rights; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) the possibility that security measures implemented might not be sufficient to mitigate the risk of a cyber attack or cyber theft, and that such security measures might not protect against systems failures or interruptions; (11) MB Financial’s ability to realize the residual values of its direct finance, leveraged and operating leases; (12) the ability to access cost-effective funding; (13) changes in financial markets; (14) changes in economic conditions in general and in the Chicago metropolitan area in particular; (15) the costs, effects and outcomes of litigation; (16) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and regulations adopted thereunder, changes in capital requirements pursuant to the Dodd-Frank Act, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (17) changes in accounting principles, policies or guidelines; (18) future acquisitions by MB Financial of other depository institutions or lines of business; and (19) future goodwill impairment due to changes in MB Financial’s business, changes in market conditions, or other factors.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Additional Information

MB Financial will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction.  The registration statement will include a proxy statement/prospectus, which will be sent to the shareholders of American Chartered.  INVESTORS AND SHAREHOLDERS OF AMERICAN CHARTERED ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT MB FINANCIAL, AMERICAN CHARTERED AND THE PROPOSED TRANSACTION.  When filed, this document and other documents relating to the merger filed by MB Financial with the SEC can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents also can be obtained free of charge by accessing MB Financial’s website at www.mbfinancial.com under the tab “Investor Relations.”  Alternatively, these documents, when available, can be obtained free of charge from MB Financial upon written request to MB Financial, Inc., Corporate Secretary, 6111 North River Road, Rosemont, Illinois 60018 or by calling (847) 653-1992.

Participants in this Transaction

MB Financial, American Chartered and their respective directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from American Chartered shareholders in connection with the proposed transaction.  Information about the directors and executive officers of MB Financial is contained in the definitive proxy statement of MB Financial relating to its 2015 Annual Meeting of Stockholders filed by MB Financial with the SEC on April 10, 2015.  Information about the directors and executive officers of American Chartered will be set forth in the proxy statement/prospectus when it is filed with the SEC.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

The following exhibit is filed herewith:

	2.1	Agreement and Plan of Merger, dated as of November 20, 2015, by and between MB Financial, Inc. and American Chartered Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: November 24, 2015	By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 20, 2015, by and between MB Financial, Inc. and American Chartered Bancorp, Inc.